UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report:   September 9, 2003

Capital One Funding, LLC

on behalf of

Capital One Multi-asset Execution Trust

(Exact name of registrant as specified in its charter)

Virginia	333-75276	54-2058720
(State or other jurisdiction of	(Registration	(IRS Employer
incorporation)	Statement Number)	Identification No.)

140 East Shore Drive, Room 1048, Glen Allen, VA		23059
(Address of principal executive offices)		(Zip Code)

(Registrant’s telephone number, including area code):

(804) 967-1000

(Former name or former address, if changed since last report):

Not Applicable

Item 5.                                                                       Other Events

                                                                                                            The August 2003 monthly Noteholder’s Statements to investors were distributed on September 9, 2003.

Item 7 (c).                                                      Exhibits

                                                                                                            The following are filed as exhibits to this Report under Exhibit 99:

99.1               August 2003 Performance Summary and Collateral Certificate Statement

99.2               Card Series Noteholder’s Statement for the month of August 2003.

Signature

                                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned there unto duly authorized.

CAPITAL ONE MULTI-ASSET EXECUTION TRUST

By:	CAPITAL ONE FUNDING, LLC, as Beneficiary ad Transferor of the Capital One Multi-asset Execution Trust

	By:	/s/ Albert Ciafre
	Name:	Albert Ciafre
	Title:	Assistant Vice-President

September 9, 2003